Exhibit 10.1(a)

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 19, 2005 (this “Amendment”), amends the Credit Agreement, dated as of May 31, 2005 (the “Credit Agreement”), among Horace Mann Educators Corporation, a Delaware corporation (the “Borrower”), the various financial institutions which are parties thereto (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend Loans to the Borrower from time to time; and

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1. AMENDMENTS. Effective as of the Amendment Effective Date (as defined below) the Credit Agreement shall be amended as follows:

1.1 The definition of “Material Insurance Subsidiary” in Section 1.01 of the Credit Agreement is amended by inserting the following at the end thereof:

“Notwithstanding the foregoing, it is agreed that Allegiance Life Insurance Company shall not be deemed a Material Insurance Subsidiary but its Subsidiary, Horace Mann Life Insurance Company, shall be a Material Insurance Subsidiary.”

1.2 Section 6.01(f) of the Credit Agreement is amended by deleting the words “the chief financial officer or treasurer of the Borrower” and inserting “a Responsible Officer” therefor.

SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

2.1 Receipt of Documents. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Administrative Agent and the Required Lenders.

2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Borrower shall be true and correct (and the Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and the Lenders that such statements are true and correct as at such times):

(a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b) no Default (other than any Default under Section 7.02 arising by virtue of Allegiance Life Insurance Company not having an A.M. Best rating) shall have then occurred and be continuing.

SECTION 3. MISCELLANEOUS.

3.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.

3.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

3.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

3.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

3.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

3.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

3.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Dwayne D. Hallman
Title:	Senior Vice President Finance

By:	/s/ Angela Christian
Title:	Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Debra Basler
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Debra Basler
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Thomas A. Kiepura
Title:	Vice President

NATIONAL CITY BANK OF THE MIDWEST

By:	/s/ Steve Vilatte
Title:	Vice President

COMERICA BANK

By:	/s/ Felicia M. Maxwell
Title:	Vice President

FIFTH THIRD BANK (CHICAGO), a Michigan Banking Corporation

By:	/s/ Kim Puszczewicz
Title:	Assistant Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Brandon S. Allison
Title:	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Edward J. Chidiac
Title:	Managing Director

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Anne W. Muita
Title:	Assistant Vice President

ILLINOIS NATIONAL BANK

By:	/s/ Jeffrey L. Raes
Title:	Senior Vice President

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